Other Information	6 Months Ended
Jun. 30, 2013
Text Block [Abstract]
Other Information

NOTE 14 — OTHER INFORMATION

Cash payments

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Interest	$4.5	$4.4	$26.0	$26.2
Income taxes (net of refunds)	$1.5	$7.6	$2.0	$9.9

Foreign cash

Holdings has its bank accounts with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including foreign cash balances at June 30, 2013 and December 31, 2012, were uninsured. Non-U.S. cash balances at June 30, 2013 and December 31, 2012 were $16.3 million and $12.4 million, respectively.

Income tax matters

During the three months ended June 30, 2013, Holdings recorded income tax expense of $1.8 million, or a 51.4% effective tax rate, on pre-tax income of $3.5 million. The effective tax rate of 51.4% differs from the U.S. federal statutory rate principally due to provision of U.S. deferred income tax expense on undistributed earnings of a Spanish subsidiary and state income taxes, offset in part by foreign tax rate differences and benefit from permanent differences associated with foreign losses. During the six months ended June 30, 2013, Holdings recorded an income tax benefit of $0.4 million, or a 10.5% effective tax rate, on pre-tax losses of $3.8 million. The effective tax rate of 10.5% differs from the U.S. federal statutory rate principally due to an increase for a benefit from permanent manufacturing deductions, provision to return adjustments and foreign tax rate differences, in part offset by provision of U.S. deferred income tax expense on undistributed earnings of a Spanish subsidiary.

Holdings recorded income tax expense of $0.3 million during the three months ended June 30, 2012 on pre-tax losses of $4.1 million. Holdings recorded income tax expense of $5.7 million during the six months ended June 30, 2012, which represents an effective tax rate of 69.5% in relation to pre-tax income of $8.2 million. The effective tax rates for the three and six months ended June 30, 2012 differ from the U.S. statutory rate primarily due to valuation allowances on foreign deferred tax assets not expected to realized, provision of U.S. deferred income tax expense on undistributed earnings of a Spanish subsidiary, state income taxes and flat taxes related to a Mexican subsidiary. In compliance with Mexican tax law, the Mexican subsidiary records its income tax provision at the greater of a Mexican flat tax or taxes on taxable income at the Mexican statutory rate. Due to expected losses for the full year ended December 31, 2012, primarily as the result of restructuring charges, the income tax provision of the Mexican subsidiary was based on the expectation of incurring the flat tax.

Concentrations of risk

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. Sales to a single customer, AutoZone, accounted for 29.3% and 32.9% of total net sales in the six months ended June 30, 2013 and 2012, respectively. No other customer accounted for more than 10% of total net sales for the six months ended June 30, 2013 and 2012. At June 30, 2013 and December 31, 2012, the receivable balances from AutoZone were $124.6 million and $140.8 million, respectively.

Capital stock

At both June 30, 2013 and December 31, 2012, there were 1,002 ordinary shares of Holdings authorized, issued and outstanding.